   As filed with the Securities and Exchange Commission on November 26, 1996
                                                           Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                            BERKSHIRE HATHAWAY INC.
             (Exact name of Registrant as specified in its charter)

                              --------------------
             Delaware                                    04-2254452
  (State or Other Jurisdiction                         (I.R.S. Employer
of Incorporation or Organization)                   Identification Number)

                               1440 Kiewit Plaza
                             Omaha, Nebraska  68131
                                 (402) 346-1400
         (Address, Including Zip Code, and Telephone Number, Including
            Area Code, of Registrant's Principal Executive Offices)

                              --------------------

                                Marc D. Hamburg
                            Berkshire Hathaway Inc.
                               1440 Kiewit Plaza
                             Omaha, Nebraska  68131
                                 (402) 346-1400
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                              --------------------
                                   Copies To:

       R. Gregory Morgan                      Alan L. Beller, Esq.                        John W. White
    Munger, Tolles & Olson             Cleary, Gottlieb, Steen & Hamilton            Cravath, Swaine & Moore
    355 South Grand Avenue                      One Liberty Plaza                       825 Eighth Avenue
Los Angeles, California  90071              New York, New York 10006                New York, New York 10019
        (213) 683-9100                               (212)                               (212) 474-1000

                              --------------------

     APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-30570
                                                             ---------
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                 --------------
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

================================================================================================================================
            Title of Each                                    Proposed Maximum         Proposed Maximum            Amount of
         Class of Securities             Amount to be         Offering Price              Aggregate              Registration
          to be Registered                Registered             Per Unit              Offering Price                Fee
-------------------------------------------------------------------------------------------------------------------------------
 1.00% Senior Exchangeable Notes Due     ---    (1)            ---     (1)               $53,890,000             $16,331(2)
 December 2, 2001
================================================================================================================================

(1)      Consistent with Rule 457(0), this information is not required.

(2) This registration statement filed pursuant to Rule 462(b) relates to an offering of 1.00% Senior Exchangeable Notes Due December 2, 2001 with a maximum aggregate offering price of $453,890,000. The registration fee for $400,000,000 of such maximum aggregate offering price was paid upon filing the earlier effective registration statement for the offering.

       The contents of the Registrant's Registration Statement on Form S-3
(File No. 33-30570), as amended by Post-Effective Amendments Nos. 1 and 2, with respect to the Registrant's 1.00% Senior Exchangeable Notes Due December 2, 2001 being registered hereby, are incorporated by reference into this Registration Statement filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement filed pursuant to Rule 462(b) of the Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on November 25, 1996.



                                       BERKSHIRE HATHAWAY INC.


                                       By  /s/ MARC D. HAMBURG
                                         ---------------------------------
                                            Marc D. Hamburg
                                            Vice President and Chief
                                            Financial Officer



          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement filed pursuant to Rule 462(b) of the Act has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                  DATE
---------                               -----                                  ----
/s/ Warren E. Buffett                   Chairman of the Board and              November 25, 1996
------------------------------          Director (principal executive
Warren E. Buffett                       officer)


/s/ Marc D. Hamburg                     Vice President and Chief               November 25, 1996
-------------------------------         Financial Officer (principal
Marc D. Hamburg                         financial officer)


/s/ Daniel J. Jaksich                   Controller (principal                  November 25, 1996
-------------------------------         accounting officer)
Daniel J. Jaksich


                                        Vice-Chairman of the Board and         November __, 1996
-------------------------------         Director
Charles T. Munger


            *                           Director                               November 25, 1996
-------------------------------
Susan T. Buffett


            *                           Director                               November 25, 1996
-------------------------------
Malcolm G. Chace, III


            *                           Director                               November 25, 1996
-------------------------------
Walter Scott, Jr.


            *                           Director                               November 25, 1996
-------------------------------
Howard G. Buffett


* By /s/ Warren E. Buffett
     -------------------------------
     Warren E. Buffett
     Attorney-in-Fact pursuant to
     Power of Attorney previously filed
     as an exhibit to the Registrant's
     Registration Statement on Form S-3
     (File No. 33-30570)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER
------
  1         -- Form of Underwriting Agreement*

  4         -- Indenture dated as of December 1, 1987 between Berkshire
               Hathaway Inc. and State Street Bank and Trust Company (as
               successor trustee to The First National Bank of Boston), Trustee*

  5         -- Opinion of Counsel

  8         -- Opinion re Tax Matters

 12         -- Statement re Computation of Ratios*

 23.1       -- Consent of Deloitte & Touche LLP

 23.2       -- Consent of Coopers & Lybrand L.L.P.

 23.3       -- Consent of Munger, Tolles & Olson (included in Exhibit 5 and in Exhibit 8)

 24         -- Power of attorney*

 26         -- Statement of Eligibility of Trustee for the Debt Securities*

----------
* Incorporated by reference from the registrant's Registration Statement on Form S-3 (file no. 33-30570).